Exhibit 99.1
NATIONAL OILWELL VARCO, INC.
LETTER OF TRANSMITTAL AND CONSENT
FOR
Exchange Offer and Consent Solicitation
National Oilwell Varco, Inc.
Offer to Exchange
National Oilwell Varco 6 1/8% Senior Notes due 2015
For All Outstanding
Grant Prideco 6 1/8% Senior Notes due 2015
Exchange Offer Expiration: ____________, 2008, unless extended
Consent Payment Deadline: ____________, 2008, unless extended
THE EXCHANGE OFFER WILL EXPIRE IMMEDIATELY FOLLOWING 9:00 a.m., NEW YORK CITY TIME, ON ____________, 2008, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.
THE CONSENT PAYMENT DEADLINE FOR THE CONSENT SOLICITATION (THAT IS, THE TIME BY WHICH HOLDERS MUST TENDER THE GRANT PRIDECO, INC. NOTES IN ORDER TO BE ELIGIBLE TO RECEIVE THE CONSENT PAYMENT) WILL BE 5:00 P.M., NEW YORK CITY TIME, ON ____________, 2008, UNLESS EXTENDED. CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE CONSENT PAYMENT DEADLINE.
Deliver to the Exchange Agent:
GLOBAL BONDHOLDER SERVICES CORPORATION

By Registered or Certified Mail:	By Hand or Overnight Courier:

65 Broadway — Suite 723	65 Broadway — Suite 723
New York, New York 10006	New York, New York 10006

By Facsimile (For Eligible Institutions Only):	Confirm by Telephone:
(212) 430-3775	(212) 430-3774
DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
     The undersigned hereby acknowledges receipt of the prospectus dated ____________, 2008 (the “Prospectus”) of National Oilwell Varco, Inc., a Delaware corporation (“National Oilwell Varco”), and this Letter of Transmittal and Consent (this “Letter of Transmittal”), which together describe (a) the offer of National Oilwell Varco (the “exchange offer”) to exchange each properly tendered and accepted 6 1/8% Senior Note due 2015 issued by Grant Prideco, Inc., a Delaware corporation (“Grant Prideco” and each such note a “Grant Prideco note” and collectively the “Grant Prideco notes”) for a 6 1/8% Senior Note due 2015 of National Oilwell

Varco (each a “National Oilwell Varco note” and collectively the “National Oilwell Varco notes”) in a principal amount equal to the exchange price of such tendered Grant Prideco note and (b) the solicitation of consents (the “consent solicitation”) to amend the indenture governing the Grant Prideco notes, in the case of each of (a) and (b) above, upon the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal. The CUSIP No. for the Grant Prideco notes is 38821GAH4.
     The exchange price for each Grant Prideco note will be 100% of its principal amount if it is properly tendered prior to 5:00 p.m., New York City time, on __________, 2008, and 95% of its principal amount if it is properly tendered after such time and prior to the expiration of the exchange offer. National Oilwell Varco notes will be issued in minimum denominations of $1,000 and whole multiples of $1,000. If, under the terms of the exchange offer, any tendering holder is entitled to receive a National Oilwell Varco note in a principal amount that is not a whole multiple of $1,000, the principal amount of such National Oilwell Varco note will be rounded down to the nearest whole multiple of $1,000, and National Oilwell Varco will pay cash (“cash exchange consideration”) equal to the remaining portion of the exchange price of the Grant Prideco note tendered in exchange therefor (plus accrued and unpaid interest on such portion, as of the date of exchange).
     This Letter of Transmittal is to be used to accept the exchange offer if the applicable Grant Prideco notes are to be tendered by effecting a book-entry transfer into the exchange agent’s account at The Depository Trust Company (“DTC”) and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”). Unless you intend to tender Grant Prideco notes through ATOP you should complete, execute and deliver this Letter of Transmittal to indicate the action you desire to take with respect to the exchange offer.
     Holders of Grant Prideco notes tendering Grant Prideco notes by book-entry transfer to the exchange agent’s account at DTC may execute the tender through ATOP, and in that case need not complete, execute and deliver this Letter of Transmittal. DTC participants accepting the exchange offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will then send an “agent’s message” (as described in the Prospectus) to the exchange agent for its acceptance. Delivery of the agent’s message by DTC will satisfy the terms of the exchange offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent’s message.
     Holders tendering Grant Prideco notes pursuant to the exchange offer and consent solicitation will thereby consent to certain proposed amendments to the indenture under which Grant Prideco issued such notes, as described in the Prospectus. The completion, execution and delivery of this Letter of Transmittal (or the delivery by DTC of an agent’s message in lieu thereof) constitutes the delivery of a consent with respect to the Grant Prideco notes tendered.
     Subject to the terms and conditions of the exchange offer and the consent solicitation and applicable law, National Oilwell Varco will deposit, or, in the case of any consent payments, cause Grant Prideco to deposit, with the exchange agent (in each case, as more fully described in the Prospectus):
•	National Oilwell Varco notes (in book-entry form);

•	cash representing the cash exchange consideration, if any; and

•	cash representing the consent payment, if any.
     Assuming the required consents are obtained and the other conditions to the making of the consent payments are satisfied or waived, National Oilwell Varco will cause Grant Prideco to make any consent payments upon the first acceptance of the Grant Prideco notes for exchange, which is anticipated to occur concurrently with the consummation of the merger. Assuming the conditions to the exchange offer are satisfied or waived, National Oilwell Varco will issue new National Oilwell Varco notes in book-entry form and pay cash exchange consideration (as applicable) promptly following the expiration date of the exchange offer.
     The exchange agent will act as agent for the tendering holders for the purpose of receiving any cash payments from National Oilwell Varco and Grant Prideco. DTC will receive the National Oilwell Varco notes from National Oilwell Varco and deliver National Oilwell Varco notes (in book-entry form) to or at the direction of those holders. DTC will make each of these deliveries on the same day it receives National Oilwell Varco notes with respect to Grant Prideco notes accepted for exchange, or as soon thereafter as practicable.
     The term “holder” with respect to the exchange offer and the consent solicitation means any person in whose name Grant Prideco notes are registered on the books of Grant Prideco or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer and the consent solicitation. Holders who wish to tender their Grant Prideco notes must complete this Letter of Transmittal in its entirety.
PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.
THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.
     To effect a valid tender of Grant Prideco notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the table entitled “Description of Grant Prideco Notes Tendered and in Respect of which a Consent is Given” below and sign this Letter of Transmittal where indicated.
     The National Oilwell Varco notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian as specified in the table below, and the consent payment, if any, and the payment of any cash exchange consideration will (in each case) be made by check to the undersigned (unless specified otherwise in the “Special Issuance and Payment Instructions” or “Special Delivery Instructions” below) in New York Clearing House funds. Failure to provide the information necessary to effect delivery of National Oilwell Varco notes will render a tender defective and National Oilwell Varco will have the right, which it may waive, to reject such tender.
     List below the Grant Prideco notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
DESCRIPTION OF GRANT PRIDECO NOTES TENDERED AND IN RESPECT OF WHICH A CONSENT IS GIVEN

TENDERED
GRANT PRIDECO NOTE(S)
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) EXACTLY AS
NAME(S) APPEAR(S) ON GRANT PRIDECO NOTES.	TOTAL PRINCIPAL	PRINCIPAL
(INCLUDING CERTIFICATE NUMBER*).	AMOUNT HELD	TENDERED**

*	The certificate number need not be provided by book-entry holders.

**	Unless otherwise indicated, any tendering holder of Grant Prideco notes will be deemed to have tendered the entire aggregate principal amount represented by such Grant Prideco notes. All tenders will be accepted only in integral multiples of $1,000.
☐	CHECK HERE IF TENDERED GRANT PRIDECO NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED GRANT PRIDECO NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:
     By crediting the Grant Prideco notes to the exchange agent’s account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the exchange offer, including, if applicable, transmitting to the exchange agent an agent’s message in which the holder of the Grant Prideco notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Grant Prideco notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the exchange agent.
SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
     The undersigned hereby (a) tenders to National Oilwell Varco, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal (collectively, the “Terms and Conditions”), receipt of which is hereby acknowledged, the principal amount or amounts of Grant Prideco notes indicated in the table above entitled “Description of Grant Prideco Notes Tendered and in Respect of Which Consent is Given” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Grant Prideco notes indicated in such table) and (b) consents, with respect to such principal amount or amounts of Grant Prideco notes, to the proposed amendments described in the Prospectus to the indenture under which such Grant Prideco notes were issued and to the execution of a supplemental indenture (the “Supplemental Indenture”) effecting such amendments.
     The undersigned understands that the tender and consent made hereby will remain in full force and effect unless and until such tender and consent are withdrawn and revoked in accordance with the procedures set forth in the Prospectus. The undersigned understands (i) that the tender may not be withdrawn after the expiration of the exchange offer and (ii) that the consent may not be revoked after the consent payment deadline.
     If the undersigned is not the registered holder of the Grant Prideco notes indicated in the table above entitled “Description of Grant Prideco Notes Tendered and in Respect of which Consent is Given” or such holder’s legal representative or attorney-in-fact (or, in the case of Grant Prideco notes held through DTC, the DTC participant for whose account such Grant Prideco notes are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver a consent in respect of such Grant Prideco notes on behalf of the holder thereof, and such proxy is being delivered with this Letter of Transmittal.
     The undersigned understands that National Oilwell Varco’s obligations to consummate the exchange offer for Grant Prideco notes and cause Grant Prideco to make consent payments relating to the exchange offer are conditioned on, among other things, the receipt (and no valid revocation) of consents to the amendments to the indenture (the “Grant Prideco indenture”) governing the Grant Prideco notes of a majority in principal amount of Grant Prideco notes outstanding under the Grant Prideco indenture (the “Consent Condition”), although National Oilwell Varco will be free to waive this or any other condition with respect to the exchange offer and consent solicitation.
     The undersigned understands that, upon the terms and subject to the conditions of the exchange offer, Grant Prideco notes properly tendered and accepted and not validly withdrawn will be exchanged for National Oilwell Varco notes. The undersigned understands that, under certain circumstances, National Oilwell Varco may not be required to accept any of the Grant Prideco notes tendered (including any such Grant Prideco notes tendered after the expiration date). If any Grant Prideco notes are not accepted for exchange for any reason or if Grant Prideco notes are withdrawn, such unexchanged or withdrawn Grant Prideco notes will be returned without expense to the undersigned’s account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in the Prospectus as promptly as practicable after the expiration or termination of the exchange offer.
     Subject to, and effective upon, acceptance for exchange of, and payment for, the principal amount of Grant Prideco notes tendered hereby upon the terms and subject to the conditions of the exchange offer, the undersigned hereby:
(1)	sells, assigns and transfers to or upon the order of National Oilwell Varco all right title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, such Grant Prideco notes;

(2)	waives any and all rights with respect to such Grant Prideco notes (including any existing or past defaults and their consequences in respect of such Grant Prideco notes); and

(3)	releases and discharges National Oilwell Varco, Grant Prideco and the trustee under the Grant Prideco indenture (the “Grant Prideco trustee”) from any and all claims the undersigned may have now or in the future, arising out of or related to such Grant Prideco notes, including any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Grant Prideco notes (other than as expressly provided in the Prospectus and in this Letter of Transmittal) or to participate in any redemption or defeasance of such Grant Prideco notes.
     The undersigned understands that tenders of Grant Prideco notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal, if and when accepted by National Oilwell Varco, will constitute a binding agreement between the undersigned and National Oilwell Varco upon the Terms and Conditions.
     The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Grant Prideco notes tendered hereby (with full knowledge that the exchange agent also acts as the agent of National Oilwell Varco) with full powers of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:
(1)	transfer ownership of such Grant Prideco notes on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of National Oilwell Varco;

(2)	present such Grant Prideco notes for transfer of ownership on the books of National Oilwell Varco;

(3)	deliver to National Oilwell Varco and the trustee under the Grant Prideco indenture this Letter of Transmittal as evidence of the undersigned’s consent to the proposed amendments; and

(4)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Grant Prideco notes, all in accordance with the terms of the exchange offer, as described in the Prospectus.
     All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.
     The undersigned hereby represents and warrants as follows:
(1)	The undersigned (i) has full power and authority to tender the Grant Prideco notes tendered hereby and to sell, assign and transfer all right, title and interest in and to such Grant Prideco notes and (ii) either has full power and authority to consent to the proposed amendments to the indenture relating to such Grant Prideco notes or is delivering a duly executed consent (which is included in this Letter of Transmittal) from a person or entity having such power and authority.

(2)	The Grant Prideco notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and upon acceptance of such Grant Prideco notes by National Oilwell Varco, National Oilwell Varco will acquire good, indefeasible and unencumbered title to such Grant Prideco notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by National Oilwell Varco.

(3)	The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or National Oilwell Varco to be necessary or desirable to complete the sale, assignment and transfer of the Grant Prideco notes tendered hereby, to perfect the undersigned’s consent to the proposed amendments or to complete the execution of the Supplemental Indenture.

(4)	The undersigned acknowledges that none of National Oilwell Varco, Grant Prideco, the information agent, the exchange agent, the dealer manager or any person acting on behalf of any of the foregoing has made any statement, representation, or warranty, express or implied, to it with respect to National Oilwell Varco, Grant Prideco or the offer or sale of any National Oilwell Varco notes, other than the information included in the Prospectus (as supplemented to the expiration date).

(5)	The undersigned has received and reviewed the Prospectus.

(6)	The terms and conditions of the exchange offer and consent solicitation shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly.
     The undersigned understands (i) that tenders of Grant Prideco notes may be withdrawn only at any time prior to the expiration of the exchange offer and (ii) that consents may be revoked only at any time prior to the consent payment deadline. A valid withdrawal of tendered Grant Prideco notes prior to the consent payment deadline will constitute the concurrent valid revocation of such holder’s related consent. For a holder to revoke a consent, a holder must validly withdraw the related tendered Grant Prideco notes prior to the consent payment deadline. A notice of withdrawal will be effective only if delivered to the exchange agent in accordance with the specific procedures set forth in the Prospectus.
     If the exchange offer is amended in a manner determined by National Oilwell Varco to constitute a material change, National Oilwell Varco will promptly disclose such amendment to the holders of the Grant Prideco notes, and National Oilwell Varco will extend the exchange offer to a date five to ten business days after disclosing the amendment, depending on the significance of the amendment and the manner of disclosure to the holders, if the exchange offer would otherwise have expired during such five to ten business day period.
     Unless otherwise indicated under “Special Issuance and Payment Instructions”, please issue the check(s) for any consent payment (and any cash exchange consideration) in respect of any Grant Prideco notes accepted for exchange in the name of the undersigned or the undersigned’s custodian as specified in the table entitled “Description of Grant Prideco Notes Tendered and in Respect of Which Consent is Given”, and credit the DTC account specified therein for any book-entry transfers of Grant Prideco notes not accepted for exchange. If the “Special Issuance and Payment Instructions” are completed, please issue the check(s) for any consent payment (and any cash exchange consideration) in respect of any Grant Prideco notes accepted for exchange, and credit the DTC account specified for any book-entry transfers of Grant Prideco notes not accepted for exchange, in the name of the person or account indicated under “Special Issuance and Payment Instructions”.
     Unless otherwise indicated under “Special Delivery Instructions”, please mail the check(s) for any consent payment (and any cash exchange consideration) in respect of any Grant Prideco notes accepted for exchange to the undersigned at the address shown below the undersigned’s signature(s). If the “Special Delivery Instructions” are completed, please issue the check(s) for any consent payment (and any cash exchange consideration) in respect of any Grant Prideco notes accepted for exchange in the name of the person at the address indicated under “Special Delivery Instructions”.
     If both the “Special Issuance and Payment Instructions” and “Special Delivery Instructions” are completed, please mail the check(s) for any consent payment (and any cash exchange consideration) in respect of any Grant Prideco notes accepted for exchange, and credit the DTC account for any book-entry transfers of Grant Prideco notes not accepted for exchange, in the name(s) or account(s) of the person(s) and at the address indicated under “Special Issuance and Payment Instructions” and “Special Delivery Instructions”.
     The undersigned recognizes that National Oilwell Varco has no obligations under the “Special Issuance and Payment Instructions” or the “Special Delivery Instructions” provisions of this Letter of Transmittal to effect the transfer of any Grant Prideco notes from the holder(s) thereof if National Oilwell Varco does not accept for exchange any of the principal amount of the Grant Prideco notes tendered pursuant to this Letter of Transmittal.

     The acknowledgments, representations, warranties and agreements of a holder tendering Grant Prideco notes will be deemed to be repeated and reconfirmed on and as of each of the consent payment deadline, expiration date and exchange date.

SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 2, 4 AND 5)
To be completed ONLY (i) if certificates for Grant Prideco notes not accepted for exchange and/or payment of any cash amounts are to be issued in the name of someone other than the undersigned, or (ii) if Grant Prideco notes tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.
Issue Grant Prideco notes and/or cash amounts to:

Name:

(PLEASE PRINT OR TYPE)
Address:

(INCLUDE ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

(Please also complete Substitute Form W-9)
☐ Credit unexchanged Grant Prideco notes delivered by book-entry transfer to
DTC account number set forth below:
DTC account number:
SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 2, 4 AND 5)
To be completed ONLY if certificates for Grant Prideco notes not accepted for exchange and/or payment of any cash amounts are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown in “Description of Grant Prideco Notes Tendered and in Respect of Which a Consent is Given”.
Mail or deliver Grant Prideco notes and/or cash amounts to:

Name:

(PLEASE PRINT OR TYPE)
Address:

(INCLUDE ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

IMPORTANT: PLEASE SIGN HERE WHETHER OR NOT GRANT PRIDECO NOTES ARE BEING PHYSICALLY
TENDERED HEREBY
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)
     By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders, and consents to the proposed amendments to the Grant Prideco indenture (and to the execution of the Supplemental Indenture effecting such amendments) with respect to, the principal amount of Grant Prideco notes indicated in the table above entitled “Description of Grant Prideco Notes Tendered and in Respect of Which Consent is Given”.
SIGNATURE(S) REQUIRED
Signature(s) of Registered Holder(s) of Grant Prideco Notes
X
X
Dated:                     , 2008
(The above lines must be signed by the registered holder(s) of Grant Prideco notes as the name(s) appear(s) on the Grant Prideco notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Grant Prideco notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by National Oilwell Varco, submit evidence satisfactory to National Oilwell Varco of such person’s authority so to act.
See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

Name:

(PLEASE PRINT OR TYPE)

Capacity:

Address:

(INCLUDE ZIP CODE)
Area Code and Telephone Number:
SIGNATURE(S) GUARANTEED (IF REQUIRED)
See Instruction 4.
Certain signatures must be guaranteed by an eligible institution.
Signature(s) guaranteed by an eligible institution:

Authorized Signature

Title

Name of Firm

(Address, Including Zip Code)

(Area Code and Telephone Number)
Dated:                              , 2008

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
AND CONSENT SOLICITATION
     1. Delivery of Letter of Transmittal. This Letter of Transmittal is to be completed by holders either if certificates are to be forwarded herewith or if tenders of Grant Prideco notes are to be made by book-entry transfer to the exchange agent’s account at DTC and instructions are not being transmitted through ATOP.
     Certificates for all physically tendered Grant Prideco notes or a confirmation of a book-entry transfer into the exchange agent’s account at DTC of all Grant Prideco notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein before the expiration date of the exchange offer.
     Any financial institution that is a participant in DTC may electronically transmit its acceptance of the exchange offer by causing DTC to transfer Grant Prideco notes to the exchange agent in accordance with DTC’s ATOP procedures for such transfer prior to the expiration date of the exchange offer. The exchange agent will make available its general participant account at DTC for the Grant Prideco notes for purposes of the exchange offer.
     Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the exchange agent. No Letter of Transmittal should be sent to National Oilwell Varco, Grant Prideco, DTC or the dealer manager.
     The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.
     Neither National Oilwell Varco nor the exchange agent is under any obligation to notify any tendering holder of National Oilwell Varco’s acceptance of tendered Grant Prideco notes prior to the expiration of the exchange offer.
     2. Delivery of National Oilwell Varco Notes. National Oilwell Varco notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder’s custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) to permit such delivery must be provided in the table entitled “Description of the Grant Prideco Notes Tendered and in Respect of Which Consent is Given”. Failure to do so will render a tender of Grant Prideco notes defective and National Oilwell Varco will have the right, which it may waive, to reject such tender. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any National Oilwell Varco notes delivered pursuant to the exchange offer and to obtain the information necessary to complete the table.
     3. Amount of Tenders. Tenders of Grant Prideco notes will be accepted only in principal amounts of $1,000 or integral multiples thereof. Book-entry transfers to the exchange agent should be made in the exact principal amount of Grant Prideco notes tendered in respect of which a consent is given.
     4. Signatures on Letter of Transmittal, Instruments of Transfer, Guarantee of Signatures. For purposes of this Letter of Transmittal, the term “registered holder” means an owner of record as well as any DTC participant that has Grant Prideco notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”). Signatures on this Letter of Transmittal need not be guaranteed if:
•	this Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the Grant Prideco notes and the holder(s) has/have not completed either of the boxes entitled “Special Issuance and Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or

•	the Grant Prideco notes are tendered for the account of an eligible institution.

An eligible institution is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (as the terms are defined in such Rule):
•	a bank,

•	a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker,

•	a credit union,

•	a national securities exchange, registered securities association or clearing agency, or

•	a savings institution that is a participant in a Securities Transfer Association recognized program.
     If any of the Grant Prideco notes tendered are held by two or more registered holders, all of the registered holders must sign this Letter of Transmittal.
     National Oilwell Varco will not accept any alternative, conditional, irregular or contingent tenders. By executing this Letter of Transmittal (or a facsimile thereof) or directing DTC to transmit an agent’s message, you waive any right to receive any notice of the acceptance of your Grant Prideco notes for exchange.
     If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by National Oilwell Varco, evidence satisfactory to National Oilwell Varco of their authority so to act must be submitted with this Letter of Transmittal.
     Beneficial owners whose tendered Grant Prideco notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if such beneficial owners desire to tender such Grant Prideco notes.
     5. Special Issuance and Delivery Instructions. If a check is to be issued with respect to the consent payment, if any (or any cash exchange consideration), on the Grant Prideco notes tendered hereby to a person or to an address other than as indicated in the table entitled “Description of the Grant Prideco Notes Tendered and in Respect of Which Consent is Given”, the signer of this Letter of Transmittal should complete the “Special Issuance and Payment Instructions” and/or “Special Delivery Instructions” boxes on this Letter of Transmittal. All Grant Prideco notes tendered by book-entry transfer and not accepted for exchange will otherwise be returned by crediting the account at DTC designated above for which Grant Prideco notes were delivered.
     6. Transfer Taxes. National Oilwell Varco will pay all transfer taxes, if any, applicable to the transfer and sale of Grant Prideco notes to National Oilwell Varco in the exchange offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:
•	if National Oilwell Varco notes in book-entry form are to be registered or issued in the name of any person other than the person signing this Letter of Transmittal, or

•	if tendered Grant Prideco notes are registered in the name of any person other than the person signing this Letter of Transmittal.
     If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Grant Prideco notes tendered by such holder.
     7. U.S. Federal Backup Withholding and Withholding Tax, Tax Identification Number. U.S. federal income tax law generally requires that a holder of Grant Prideco notes, whose notes are accepted for exchange, provide the exchange agent, as payer, with the holder’s correct taxpayer identification number (“TIN”) or otherwise establish a basis for an exemption from backup withholding. This information should be provided on Internal Revenue Service (“IRS”) Form W-9. In the case of a holder who is an individual, other than a resident alien, the TIN is his or her social security number. For holders other than individuals, the TIN is an employer identification number. Exempt holders, including, among others, all corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements, but must establish that they are so exempt.
     If a tendering holder does not provide the exchange agent with its correct TIN or an adequate basis for an exemption or a completed appropriate IRS Form W-8 (“Certificate of Foreign Status”), such holder may be subject to backup withholding on payments made in exchange for any Grant Prideco notes and a penalty imposed by the IRS. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of the holder subject to backup withholding. If backup withholding results in an overpayment of taxes, the taxpayer may obtain a refund from the IRS. Each holder should consult with a tax advisor regarding qualifications for exemption from backup withholding and the procedure for obtaining the exemption.
     To prevent backup withholding, each holder of tendered Grant Prideco notes must either (1) provide a completed IRS Form W-9 and indicate either (a) its correct TIN or (b) an adequate basis for an exemption or (2) provide a completed appropriate IRS Form W-8.
     Each of National Oilwell Varco and Grant Prideco reserves the right in its sole discretion to take all necessary or appropriate measures to comply with its respective obligations regarding backup withholding.
     A non-U.S. holder, however, will be subject to 30% withholding on any consent payment unless such holder provides either (i) an IRS Form W-8BEN certifying that such holder is eligible for a reduction in the rate of withholding with respect to “Other Income” under the provisions of an applicable federal income tax treaty or (ii) IRS Form W-8ECI certifying that income from such payment is effectively connected with such holder’s United States trade or business.
     8. Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Grant Prideco notes will be determined by National Oilwell Varco in its sole discretion, which determination will be final and binding. National Oilwell Varco reserves the absolute right to reject any and all tenders of Grant Prideco notes not in proper form or any Grant Prideco notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. National Oilwell Varco also reserves the absolute right to waive any defect or irregularity in tenders of Grant Prideco notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the terms and conditions of the exchange offer and consent solicitation (including this Letter of Transmittal and the instructions hereto) by National Oilwell Varco shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Grant Prideco notes must be cured within such time as National Oilwell Varco shall determine. None of National Oilwell Varco, Grant Prideco, the exchange agent, the information agent, the dealer manager or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Grant Prideco notes, nor shall any of them incur any liability for failure to give such notification.
     Tenders of Grant Prideco notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Grant Prideco notes received by the exchange agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the expiration date of the exchange offer or the withdrawal or termination of the exchange offer.
     9. Waiver of Conditions. National Oilwell Varco reserves the absolute right to amend or waive any of the conditions in the exchange offer and consent solicitation.
     10. Withdrawal. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Consenting and Tendering — Withdrawal of Tenders and Revocation of Corresponding Consents”.
     11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the information agent at the address and telephone number indicated herein.

     In order to tender, a holder of Grant Prideco notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the exchange agent at its address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.
The information agent for the exchange offer and consent solicitation is:
GLOBAL BONDHOLDER SERVICES CORPORATION
65 Broadway — Suite 723
New York, New York 10006
Attn: Corporate Actions
Banks and Brokers Call Collect: (212) 430-3774
All Others Please Call Toll-free: (866) 470-3700
The exchange agent for the exchange offer and consent solicitation is:
GLOBAL BONDHOLDER SERVICES CORPORATION
By facsimile:
(For Eligible Institutions Only):
(212) 430-3775
Confirmation:
(212) 430-3774

By Mail:	By Overnight Courier:	By Hand:
65 Broadway — Suite 723 New York, New York 10006	65 Broadway — Suite 723 New York, New York 10006	65 Broadway — Suite 723 New York, New York 10006
The dealer manager for the exchange offer and consent solicitation is:
GOLDMAN, SACHS & CO.
Credit Liability Management Group
1 New York Plaza
New York, New York 10004
Collect: (212) 902-9077
Toll Free: (800) 828-3182

PAYER’S NAME:

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (TIN) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW		Social Security Number OR Employer Identification Number

Department of the Treasury Internal Revenue Service	Part 2 — Exempt Payee
Please mark the box at right if you are exempt from backup withholding. See “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” to determine if you are exempt.

☐ Exempt from backup withholding

	Part 3 — Certification Under penalty of perjury I certify that:		Part 4 — Awaiting TIN ☐
Payer’s Request for Taxpayer Identification Number (TIN) and Certification	(1) The number shown on this form is my current taxpayer identification number (or, as indicated in part 4, I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.
	SIGNATURE	DATE
NAME
(Please Print)
BUSINESS NAME (IF DIFFERENT):
Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership
☐ Limited liability company. Indicate the limited liability company’s tax classification (circle one):
D C P (D=disregarded entity, C=corporation, P=partnership)
☐ Other
ADDRESS
	CITY	STATE	ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9

PAYER’S NAME:
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND THE CONSENT SOLICITATION. PLEASE REVIEW

THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.